                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------
                                AMENDMENT NO. 3


                                       TO
                                 SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)

                            Thermo Vision Corporation
                                (Name of Issuer)

                            Thermo Vision Corporation
                           VIZ Acquisition Corporation
                         Thermo Instrument Systems Inc.
                           Thermo Electron Corporation
                      (Name of Person(s) Filing Statement)

                     Common Stock, par value $.01 per share
                         (Title of Class of Securities)

                                   883600 10 8
                      (CUSIP Number of Class of Securities)

                          Sandra L. Lambert, Secretary
                            Thermo Vision Corporation
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000
   (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

                                 with a copy to:
                       Seth H. Hoogasian, General Counsel
                            Thermo Vision Corporation
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02454-9046
                                 (781) 622-1000

This statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b.   The filing of a registration statement under the Securities Act of 1933.

c.   A tender offer.

d.   None of the above.


Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. / /


                            Calculation of Filing Fee

--------------------------------------------------------------------------------
          Transaction Value*                             Amount of Filing Fee
--------------------------------------------------------------------------------
            $10,625,874                                         $2,126
--------------------------------------------------------------------------------

* Solely for purposes of calculating the filing fee. Assumes purchase of 1,517,982 shares of Common Stock, par value $.01 per share, of Thermo Vision Corporation at $7.00 per share.

/X/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


Amount previously paid:    $2,126
Form or registration no.:  Preliminary Proxy Statement on Schedule 14A
Filing party:              Thermo Vision Corporation
Date filed:                September 2, 1999, October 22, 1999,
                           November 16, 1999 and December 3, 1999

     This Amendment No. 3 to Rule 13e-3 Transaction Statement (as so amended, the "Statement") is being filed in connection with the filing by Thermo Vision Corporation ("Thermo Vision" or the "Company") with the Securities and Exchange Commission (the "Commission") on December 3, 1999 of a definitive Proxy Statement on Schedule 14A (as amended, the "Proxy Statement") in connection with a special meeting of the stockholders of Thermo Vision. At such meeting, the stockholders of Thermo Vision will vote upon the approval of an Agreement and Plan of Merger dated as of August 25, 1999 (the "Merger Agreement") by and among Thermo Instrument Systems Inc. ("Thermo Instrument"), VIZ Acquisition Corporation (the "Merger Sub") and Thermo Vision, pursuant to which the Merger Sub, a subsidiary of Thermo Instrument, will be merged with and into Thermo Vision.


     The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement of the information required to be included in response to the items of this Statement. The information in the Proxy Statement that is attached hereto as Exhibit (d)(3), including all appendices thereto, is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement.

                              CROSS REFERENCE SHEET

ITEM IN SCHEDULE 13E-3                                CAPTION OR LOCATION IN THE PROXY STATEMENT

Item 1(a)...........................................  "Introduction;" "Summary - Purpose of the Special Meeting;" "- Parties to the
                                                       Merger"

Item 1(b)...........................................   "Introduction;" "Summary - Purpose of the Special Meeting;" "- Record Date
                                                       and Quorum;" "- Market Prices of Common Stock and Dividends;" "The Special
                                                       Meeting - Record Date and Quorum Requirement"

Item 1(c) ..........................................   "Summary - Market Prices of Common Stock and Dividends"

Item 1(d) ..........................................   "Summary - Market Prices of Common Stock and Dividends;" "The Merger -
                                                       Covenants"

Item 1(e)...........................................   "Appendix D - Information Concerning Transactions in the Common Stock of the
                                                       Company"

Item 1(f)...........................................   "Appendix D - Information Concerning Transactions in the Common Stock of the
                                                       Company"


Item 2(a) - (c)......................................  "Summary - Parties to the Merger;" "Business of the Company;" "Management;"
                                                       "Certain Information Concerning the Merger Sub, Thermo Instrument and Thermo
                                                       Electron;" "Appendix C - Information Concerning Directors and Executive
                                                       Officers of the Company, Thermo Instrument, the Merger Sub and Thermo
                                                       Electron"

Item 2(d)............................................  "Management;" "Appendix C - Information Concerning Directors and Executive
                                                       Officers of the Company, Thermo Instrument, the Merger Sub and Thermo
                                                       Electron"

Item 2(e) ...........................................  Not applicable

Item 2(f)............................................  Not applicable

Item 2(g)............................................  "Appendix C - Information Concerning Directors and Executive Officers of the
                                                       Company, Thermo Instrument, the Merger Sub and Thermo Electron"

Item 3(a)(1).........................................  "Certain Transactions"

Item 3(a)(2) - 3 (b) ................................  "Summary - The Merger;" "- The Board's Recommendation;" "- Purpose and
                                                       Reasons of Thermo Instrument and Thermo Electron for the Merger;" "Special
                                                       Factors - Background of the Merger;" "- The Board's Recommendation;"
                                                       "- Purpose and Reasons of Thermo Instrument and Thermo Electron for the
                                                       Merger;" "Certain Transactions;" "Appendix D - Information Concerning
                                                       Transactions in the Common Stock of the Company"

Item 4(a) ...........................................  "Introduction;" "Summary - The Merger;" "- Effective Time of the Merger and
                                                       Payment for Shares;" "- Assumption of Thermo Vision Stock Options by Thermo
                                                       Instrument;" "- Conflicts of Interest;" "- Certain Effects of the Merger;"
                                                       "- Conditions to the Merger, Termination and Expenses;" "Special Factors -
                                                       Conflicts of Interest;" "- Certain Effects of the Merger;" "The Merger;"
                                                       "Appendix A - Agreement and Plan of Merger"


Item 4(b)............................................  "Introduction;" "Summary - Purpose of the Special Meeting;" "-The Merger;"
                                                       "The Merger - Conversion of Securities;" "- Deferred Compensation Plan for
                                                       Directors;" "Federal Income Tax Consequences;" "Appendix A - Agreement and
                                                       Plan of Merger"

Item 5(a)............................................  "Special Factors - Conduct of Thermo Vision's Business After the Merger"

Item 5(b)............................................  "Special Factors - Conduct of Thermo Vision's Business After the Merger"

Item 5(c)............................................  "Introduction;" "Special Factors - Conflicts of Interest;" " - Conduct of
                                                       Thermo Vision's Business After the Merger"

Item 5(d) ...........................................  "Summary - Certain Effects of the Merger;" "Special Factors - Certain Effects
                                                       of the Merger;" "The Merger - Conversion of Securities"

Item 5(e)............................................  "Summary - Certain Effects of the Merger;" "Special Factors - Certain Effects
                                                       of the Merger;" "- Conduct of Thermo Vision's Business After the Merger"

Item 5(f) ...........................................  "Summary - Certain Effects of the Merger;" "Special Factors - Certain Effects
                                                       of the Merger"

Item 5(g) ...........................................  "Summary - Certain Effects of the Merger;" "Special Factors - Certain Effects
                                                       of the Merger"

Item 6(a) ...........................................  "Summary - The Merger;" "The Merger - Source of Funds"

Item 6(b)............................................  "Summary -Conflicts of Interest;" "Special Factors - Conflicts of Interest;"
                                                       "The Merger - Expenses"

Item 6(c)............................................  Not applicable

Item 6(d)............................................  Not applicable

Item 7(a) - (c)......................................  "Summary - The Merger;" "- The Board's Recommendation;" "- Purpose and
                                                       Reasons of Thermo Instrument and Thermo Electron for the Merger;" "Special
                                                       Factors - Background of the


                                                       Merger;" "- The Board's Recommendation;" "-Financial Analysis;" " - Purpose
                                                       and Reasons of Thermo Instrument and Thermo Electron for the Merger"

Item 7(d) ...........................................  "Summary - The Merger;" "- Assumption of Thermo Vision Stock Options by
                                                       Thermo Instrument;" "- Conflicts of Interest;" "- Certain Effects of the
                                                       Merger;" "- Federal Income Tax Consequences;" "Special Factors - Conflicts of
                                                       Interest;" "- Certain Effects of the Merger;" "- Conduct of Thermo Vision's
                                                       Business After the Merger;" "The Merger - Conversion of Securities;"
                                                       "- Assumption of Thermo Vision Stock Options by Thermo Instrument;"
                                                       "- Deferred Compensation Plan for Directors;" "Federal Income Tax
                                                       Consequences"

Item 8(a) ...........................................  "Summary - The Board's Recommendation;" " - Position of Thermo Instrument and
                                                       Thermo Electron as to Fairness of the Merger;" "Special Factors - The Board's
                                                       Recommendation;" "- Position of Thermo Instrument and Thermo Electron as to
                                                       Fairness of the Merger"

Item 8(b) ...........................................  "Summary - The Board's Recommendation;" " - Position of Thermo Instrument and
                                                       Thermo Electron as to Fairness of the Merger;" "Special Factors - Background
                                                       of the Merger;" "- The Board's Recommendation;" "-Financial Analysis;"
                                                       "- Position of Thermo Instrument and Thermo Electron as to Fairness of the
                                                       Merger"

Item 8(c) ...........................................  "Introduction;" "Summary - Vote Required and Revocation of Proxies;" "The
                                                       Special Meeting - Voting Procedures"

Item 8(d)............................................  "Special Factors - Background of the Merger;" "- Financial Analysis"

Item 8(e)............................................  "Summary - The Board's Recommendation;" "Special Factors - The Board's
                                                       Recommendation"

Item 8(f)............................................  Not applicable



Item 9(a)............................................  "Special Factors - Background of the Merger;" "-Financial Analysis"

Item 9(b) - (c) .....................................  Not applicable

Item 10(a) ..........................................  "Introduction;" "Summary - Vote Required and Revocation of Proxies;" "- The
                                                       Board's Recommendation;" "- Conflicts of Interest;" "Special Factors -
                                                       Purpose and Reasons of Thermo Instrument and Thermo Electron for the Merger;"
                                                       "- Conflicts of Interest;" "The Special Meeting - Voting Procedures;"
                                                       "Security Ownership of Certain Beneficial Owners and Management;" "Appendix D
                                                       - Information Concerning Transactions in the Common Stock of the Company"

Item 10(b)...........................................  "Appendix D - Information Concerning Transactions in the Common Stock of the
                                                       Company"

Item 11 .............................................  "Introduction;" "Summary - Vote Required and Revocation of Proxies;" "- The
                                                       Merger;" "The Special Meeting - Voting Procedures;" "The Merger;" "Appendix A
                                                       - Agreement and Plan of Merger"

Item 12(a)...........................................  "Introduction;" "Summary - Vote Required and Revocation of Proxies;" "The
                                                       Special Meeting - Voting Procedures;" "Appendix C - Information Concerning
                                                       Directors and Executive Officers of the Company, Thermo Instrument, the
                                                       Merger Sub and Thermo Electron"

Item 12(b)...........................................  "Summary - The Board's Recommendation;" "- Position of Thermo Instrument and
                                                       Thermo Electron as to Fairness of the Merger;" "Special Factors -The Board's
                                                       Recommendation;" "- Position of Thermo Instrument and Thermo Electron as to
                                                       Fairness of the Merger"

Item 13(a)...........................................  "Summary - Rights of Dissenting Stockholders;" "The Special Meeting - Voting
                                                       Procedures;" "Rights of Dissenting Stockholders;" "Appendix B


                                                       - Text of Section 262 of the General Corporation Law of the State of
                                                       Delaware"

Item 13(b)...........................................  Not applicable

Item 13(c)...........................................  Not applicable

Item 14(a)...........................................  "Selected Financial Information and Ratio of Earnings to Fixed Charges;"
                                                       "Consolidated Financial Statements"

Item 14(b)...........................................  Not applicable

Item 15(a)...........................................  "The Special Meeting - Proxy Solicitation"

Item 15(b)...........................................  Not applicable

Item 16 .............................................  Entirety of Proxy Statement

Item 17(a)...........................................  Not applicable

Item 17(b)...........................................  Memorandum from Theo Melas-Kyriazi to the Board of Directors of Thermo
                                                       Vision Corporation dated July 6, 1999

Item 17(c) ..........................................  Agreement and Plan of Merger dated as of August 25, 1999 by and among Thermo
                                                       Instrument Systems Inc., VIZ Acquisition Corporation and Thermo Vision
                                                       Corporation (included as Appendix A to the Proxy Statement)


Item 17(d)(1)........................................  Copy of Letter to Stockholders

Item 17(d)(2) .......................................  Copy of Notice of Special Meeting of Stockholders

Item 17(d)(3) .......................................  Definitive Proxy Statement

Item 17(d)(4) .......................................  Form of Proxy

Item 17(e) ..........................................  Text of Section 262 of the General Corporation Law of the State of Delaware
                                                       (included as Appendix B to the Proxy Statement)


Item 17(f)  .........................................  Definitive Proxy Statement


ITEM 1.   ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

          (a) The information set forth in the sections entitled "Introduction," "Summary - Purpose of the Special Meeting" and "- Parties to the Merger" of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in the sections entitled "Introduction," "Summary - Purpose of the Special Meeting," "- Record Date and Quorum," "- Market Prices of Common Stock and Dividends" and "The Special Meeting - Record Date and Quorum Requirement" of the Proxy Statement is incorporated herein by reference.

          (c) The information set forth in the section entitled "Summary - Market Prices of Common Stock and Dividends" of the Proxy Statement is incorporated herein by reference.

          (d) The information set forth in the sections entitled "Summary - Market Prices of Common Stock and Dividends" and "The Merger - Covenants" of the Proxy Statement is incorporated herein by reference.

          (e) The information set forth in Appendix D of the Proxy Statement is incorporated herein by reference.

          (f) The information set forth in Appendix D of the Proxy Statement is incorporated herein by reference.

ITEM 2.   IDENTITY AND BACKGROUND.

          This statement is being filed jointly by the Company (which is the issuer of the class of equity securities that is the subject of the Rule 13e-3 transaction), the Merger Sub, Thermo Instrument and Thermo Electron.

          (a) - (c) The information set forth in the sections entitled "Summary
- Parties to the Merger," "Business of the Company," "Management" and "Certain Information Concerning the Merger Sub, Thermo Instrument and Thermo Electron," and in Appendix C of the Proxy Statement is incorporated herein by reference.

          (d) The information set forth in the section entitled "Management," and in Appendix C of the Proxy Statement is incorporated herein by reference.

          (e) During the last five years, none of the Company, the Merger Sub, Thermo Instrument or Thermo Electron, nor (to the knowledge of each of the Company, the Merger Sub, Thermo Instrument or Thermo Electron, respectively) any executive officer or director of the Company, the Merger Sub, Thermo Instrument or Thermo Electron, respectively, has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors).

          (f) During the last five years, none of the Company, the Merger Sub, Thermo Instrument or Thermo Electron, nor (to the knowledge of each of the Company, the Merger Sub, Thermo Instrument or Thermo Electron, respectively) any executive officer or director of the Company, the Merger Sub, Thermo Instrument or Thermo Electron, respectively, has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in a judgment, decree or final order (i) enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or (ii) finding a violation with respect to such laws.

          (g) The information set forth in Appendix C of the Proxy Statement is incorporated herein by reference.

ITEM 3.   PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

          (a) (1) The information set forth in the section entitled "Certain Transactions" of the Proxy Statement is incorporated herein by reference.

          (a) (2) - (b) The information set forth in the sections entitled "Summary - The Merger," "- The Board's Recommendation," "- Purpose and Reasons of Thermo Instrument and Thermo Electron for the Merger," "Special Factors - Background of the Merger," "- The Board's Recommendation," "- Purpose and Reasons of Thermo Instrument and Thermo Electron for the Merger" and "Certain Transactions," and in Appendix D of the Proxy Statement is incorporated herein by reference.

ITEM 4.   TERMS OF THE TRANSACTION.

          (a) The information set forth in the sections entitled "Introduction," "Summary - The Merger," "- Effective Time of the Merger and Payment for Shares," "- Assumption of Thermo Vision Stock Options by Thermo Instrument," "- Conflicts of Interest," "- Certain Effects of the Merger," "- Conditions to the Merger, Termination and Expenses," "Special Factors - Conflicts of Interest," "- Certain Effects of the Merger" and "The Merger," and in Appendix A of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in the sections entitled "Introduction," "Summary - Purpose of the Special Meeting," "- The Merger," "The Merger - Conversion of Securities," "- Deferred Compensation Plan for Directors" and "Federal Income Tax Consequences," and Appendix A of the Proxy Statement is incorporated herein by reference.

ITEM 5.   PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

          (a) The information set forth in the section entitled "Special Factors
- Conduct of Thermo Vision's Business After the Merger" of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in the section entitled "Special Factors
- Conduct of Thermo Vision's Business After the Merger" of the Proxy Statement is incorporated herein by reference.

          (c) The information set forth in the sections entitled "Introduction," "Special Factors - Conflicts of Interest" and " - Conduct of Thermo Vision's Business After the Merger" of the Proxy Statement is incorporated herein by reference.

          (d) The information set forth in the sections entitled "Summary - Certain Effects of the Merger," "Special Factors - Certain Effects of the Merger," and "The Merger - Conversion of Securities" of the Proxy Statement is incorporated herein by reference.

          (e) The information set forth in the sections entitled "Summary - Certain Effects of the Merger," "Special Factors - Certain Effects of the Merger" and "- Conduct of Thermo Vision's Business After the Merger" of the Proxy Statement is incorporated herein by reference.

          (f) The information set forth in the sections entitled "Summary - Certain Effects of the Merger" and "Special Factors - Certain Effects of the Merger" of the Proxy Statement is incorporated herein by reference.

          (g) The information set forth in the sections entitled "Summary - Certain Effects of the Merger" and "Special Factors - Certain Effects of the Merger" of the Proxy Statement is incorporated herein by reference.

ITEM 6.    SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

          (a) The information set forth in the sections entitled "Summary - The Merger" and "The Merger - Source of Funds" of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in the sections entitled "Summary - Conflicts of Interest," "Special Factors - Conflicts of Interest" and
"The Merger - Expenses" of the Proxy Statement is incorporated herein by reference.

          (c) Not applicable.

          (d) Not applicable.

ITEM 7.   PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

          (a) - (c) The information set forth in the sections entitled "Summary
- The Merger," "- The Board's Recommendation;" "- Purpose and Reasons of Thermo Instrument and Thermo Electron for the Merger," "Special Factors - Background of the Merger," "- The Board's Recommendation," "- Financial Analysis" and
"- Purpose and Reasons of Thermo Instrument and Thermo Electron for the Merger" of the Proxy Statement is incorporated herein by reference.

          (d) The information set forth in the sections entitled "Summary -The Merger," "- Assumption of Thermo Vision Stock Options by Thermo Instrument,"
"- Conflicts of Interest," "- Certain Effects of the Merger," "- Federal Income Tax Consequences," "Special Factors - Conflicts of Interest," "Certain Effects of the Merger," "- Conduct of Thermo Vision's Business After the Merger," "The Merger - Conversion of Securities," "- Assumption of Thermo Vision Stock Options by Thermo Instrument," "- Deferred Compensation Plan for Directors" and "Federal Income Tax Consequences" of the Proxy Statement is incorporated herein by reference.

ITEM 8.   FAIRNESS OF THE TRANSACTION.

          (a) The information set forth in the sections entitled "Summary - The Board's Recommendation," "- Position of Thermo Instrument and Thermo Electron as to Fairness of the Merger," "Special Factors - The Board's Recommendation" and "- Position of Thermo Instrument and Thermo Electron as to Fairness of the Merger" of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in the sections entitled "Summary - The Board's Recommendation," "- Position of Thermo Instrument and Thermo Electron as to Fairness of the Merger," "Special Factors - Background of the Merger,"
" - The Board's Recommendation," "- Financial Analysis" and "- Position of Thermo Instrument and Thermo Electron as to Fairness of the Merger" of the Proxy Statement is incorporated herein by reference.

          (c) The information set forth in the sections entitled "Introduction," "Summary - Vote Required and Revocation of Proxies" and "The Special Meeting - Voting Procedures" of the Proxy Statement is incorporated herein by reference.

          (d) The information set forth in the sections entitled "Special Factors - Background of the Merger," and "- Financial Analysis," of the Proxy Statement is incorporated herein by reference.

          (e) The information set forth in the sections entitled "Summary - The Board's Recommendation" and "Special Factors - The Board's Recommendation" of the Proxy Statement is incorporated herein by reference.

          (f) Not applicable.

ITEM 9.   REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

          (a) The information set forth in the sections entitled "Special Factors - Background of the Merger" and "- Financial Analysis" of the Proxy Statement is incorporated herein by reference.

          (b) Not applicable.

          (c) Not applicable.

ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER.

          (a) The information set forth in the sections entitled "Introduction," "Summary - Vote Required and Revocation of Proxies," "- The Board's Recommendation," "- Conflicts of Interest," "Special Factors - Purpose and Reasons of Thermo Instrument and Thermo Electron for the Merger," "- Conflicts of Interest," "The Special Meeting - Voting Procedures" and "Security Ownership of Certain Beneficial Owners and Management," and in Appendix D of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in Appendix D of the Proxy Statement is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

          The information set forth in the sections entitled "Introduction," "Summary - Vote Required and Revocation of Proxies," "- The Merger," "The Special Meeting - Voting Procedures" and "The Merger," and in Appendix A of the Proxy Statement is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

          (a) The information set forth in the sections entitled "Introduction," "Summary - Vote Required and Revocation of Proxies" and "The Special Meeting - Voting Procedures," and in Appendix C of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in the sections entitled "Summary - The Board's Recommendation," "- Position of Thermo Instrument and Thermo Electron as to Fairness of the Merger," "Special Factors - The Board's Recommendation" and "- Position of Thermo Instrument and Thermo Electron as to Fairness of the Merger" of the Proxy Statement is incorporated herein by reference.

ITEM 13.  OTHER PROVISIONS OF THE TRANSACTION.

          (a) The information set forth in the sections entitled "Summary -Rights of Dissenting Stockholders," "The Special Meeting - Voting Procedures" and "Rights of Dissenting Stockholders," and in Appendix B of the Proxy Statement is incorporated herein by reference.

          (b) Not applicable.

          (c) Not applicable.

ITEM 14.  FINANCIAL INFORMATION.

          (a) The information set forth in the sections entitled "Selected Financial Information and Ratio of Earnings to Fixed Charges" and "Consolidated Financial Statements" of the Proxy Statement is incorporated herein by reference.

          (b) Not applicable.

ITEM 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

          (a) The information set forth in the section entitled "The Special Meeting - Proxy Solicitation" of the Proxy Statement is incorporated herein by reference.

          (b) Not applicable.

ITEM 16.  ADDITIONAL INFORMATION.

          The entirety of the Proxy Statement is incorporated herein by reference.

ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS.

          (a) Not applicable.


          (b) Memorandum from Theo Melas-Kyriazi to the Board of Directors of Thermo Vision Corporation dated July 6, 1999.*



          (c) Agreement and Plan of Merger dated as of August 25, 1999 by and among Thermo Instrument Systems Inc., VIZ Acquisition Corporation and Thermo Vision Corporation, (included as Appendix A to the definitive Proxy Statement, which is filed herewith as Exhibit (d)(3)).



          (d)(1) Copy of Letter to Stockholders.

          (d)(2) Copy of Notice of Special Meeting of
Stockholders.

          (d)(3) Definitive Proxy Statement.


          (d)(4) Form of Proxy.



--------------------
* Previously filed.

          (e) Text of Section 262 of the General Corporation Law of the State of Delaware (included as Appendix B to the definitive Proxy Statement, which is filed herewith as Exhibit (d)(3)).

          (f) Definitive Proxy Statement (see Exhibit (d)(3)).

                                   SIGNATURES

          After due inquiry and to the best of his knowledge and belief, each of the undersigned certifies that the information set forth in this Statement is true, complete and correct.

                                   THERMO VISION CORPORATION




Dated: December 3, 1999            By: /s/ Kenneth J. Apicerno
                                       -----------------------------------------
                                   Name: Kenneth J. Apicerno
                                   Title: Treasurer



                                   VIZ ACQUISITION CORPORATION




Dated: December 3, 1999            By: /s/ Earl R. Lewis
                                       -----------------------------------------
                                   Name: Earl R. Lewis
                                   Title: President



                                   THERMO INSTRUMENT SYSTEMS INC.




Dated: December 3, 1999            By: /s/ Earl R. Lewis
                                       -----------------------------------------
                                   Name: Earl R. Lewis
                                   Title: President and Chief Executive Officer



                                   THERMO ELECTRON CORPORATION




Dated: December 3, 1999            By: /s/ Theo Melas-Kyriazi
                                       -----------------------------------------
                                   Name: Theo Melas-Kyriazi
                                   Title: Vice President and
                                          Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION


         99.17(b)*          Memorandum from Theo Melas-Kyriazi to the Board of
                            Directors of Thermo Vision Corporation dated July
                            6, 1999



         99.17(c)           Agreement and Plan of Merger dated as of August
                            25, 1999 by and among Thermo Instrument Systems Inc., VIZ Acquisition Corporation and Thermo Vision Corporation, (included as Appendix A to the definitive Proxy Statement, which is filed herewith as Exhibit 99.17(d)(3)).



         99.17(d)(1)        Copy of Letter to Stockholders.



         99.17(d)(2)        Copy of Notice of Special Meeting of
                            Stockholders.



         99.17(d)(3)        Definitive Proxy Statement.


         99.17(d)(4)        Form of Proxy.


         99.17(e) Text of Section 262 of the General Corporation Law of the State of Delaware (included as Appendix B to the definitive Proxy Statement, which is filed herewith as Exhibit 99.17(d)(3)).



         99.17(f)           Definitive Proxy Statement (see Exhibit
                            99.17(d)(3)).



-----------------------
* Previously filed.